UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 12, 2016

Communications Sales & Leasing, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

10802 Executive Center Drive

Benton Building Suite 300

Little Rock, AR 72211

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (501) 850-0820

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 12, 2016, Communications Sales & Leasing, Inc. (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) covering the offer and sale from time to time of up to 14,703,993 shares of the common stock, par value $0.0001 per share of the Company (the “Common Stock”) by the selling stockholders identified therein (the “Selling Stockholders”).  The Selling Stockholders acquired such shares on June 15, 2016 in a secondary transaction, as described in a Form 8-K filed on June 15, 2016.

The Company is filing this Current Report on Form 8-K to provide legal opinions of its counsel, Kutak Rock LLP, regarding the legality of the Common Stock covered by the Prospectus Supplement, which opinion is attached hereto as Exhibits 5.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Kutak Rock LLP.
23.1	Consent of Kutak Rock LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNICATIONS SALES & LEASING, INC.

	By:	/s/ Daniel L. Heard
	Name:	Daniel L. Heard
	Title:	Executive Vice President — General Counsel and Corporate Secretary

Date: August 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Kutak Rock LLP.
23.1	Consent of Kutak Rock LLP (included in Exhibit 5.1).